Exhibit 10.21.2

AMENDMENT TO THE
APPLETON PAPERS INC. RETIREMENT PLAN

The Appleton Papers Inc. Retirement Plan, as amended, (the “Plan”), is hereby further amended as set forth herein. This Amendment is executed and effective this 19th day of December, 2008.

1. Supplement H (Spring Mill).  Section H2.08(a)(1) is deleted in the entirety and replaced with the following language:

(1)
If a Participant who is a Roaring Spring Mill Employee terminates employment at or after his Normal Retirement Age, he will be entitled to a Normal Retirement Pension in a monthly amount determined by multiplying his years of Benefit Service (including fractions of a year in completed months) as of his Termination of Employment by a benefit formula as follows:

Date of retirement from active employment and upon which employment terminates: On or After Prior to		Benefit Formula	Benefit Formula for Nonparticipating Eligibility Benefit Service [as defined in Section H2.05(a)(3)]

11/17/00	11/12/01	$31.50	$14.50
11/12/01	11/17/01	$39.50	$15.00
11/17/01	11/17/03	$40.00	$15.00
11/17/03	11/17/07	$41.00	$15.00
11/17/07	11/17/08	$41.50	$15.00
11/17/08	11/17/09	$42.00	$15.00
11/17/09	11/17/10	$42.50	$15.00
11/17/10	- - - - -	$43.00	$15.00

See prior plan document for Roaring Spring Mill Plan for benefit formula for Termination of Employment dates prior to November 17, 2000.

2. Supplement G (Appleton Plant).  Section G2.07(a)(1) is deleted in the entirety and replaced with the following language:

(1)
For a Participant who is an Appleton Plant Employee, if such Participant’s employment terminates at or after his Normal Retirement Age, he will be entitled to a Normal Retirement Pension in a monthly amount determined by multiplying his years of Benefit Service (including fractions of a year in completed months) as of his Termination of Employment by a benefit formula as follows:

Date upon which employment terminates:
On or After	Prior to	Benefit Formula
September 1, 2001	September 1, 2003	36.50
September 1, 2003	September 1, 2005	37.50
September 1, 2005	September 1, 2008	41.00
September 1, 2008	September 1, 2010	42.00
September 1, 2010	- - - - -	42.75

See prior plan document for Appleton Plant Plan for benefit formula for Termination of Employment dates prior to September 1, 2001.

3. Except as expressly modified herein, all terms and conditions of the Plan shall remain in full force and effect.

IN WITNESS WHEREOF, the undersigned have executed this Amendment on December 19, 2008.

APPLETON PAPERS INC. By: Pension Benefits Finance Committee
By:	/s/ Thomas J. Ferree
Chief Financial Officer

By:	/s/ Jeffrey J. Fletcher
Controller

By:	/s/ Kerry S. Arent
Executive Director, Human Resources

By:	/s/ Satish Dave
Executive Director, I.T.